SCHEDULE 14A
                                 (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934
                               (Amendment No. ___)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              Zoom Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     5)   Total fee paid:
     ---------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)   Amount Previously Paid:
     ---------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
     ---------------------------------------------------------------------------
     3)   Filing Party:
     ---------------------------------------------------------------------------
     4)   Date Filed:
     ---------------------------------------------------------------------------

                             ZOOM TECHNOLOGIES, INC.
                                207 South Street
                                Boston, MA 02111



May 20, 2005


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Zoom Technologies, Inc. to be held on Friday, June 24, 2005 at the headquarters of Zoom Technologies, 207 South Street, Boston, Massachusetts 02111. The location is near South Station in downtown Boston.

     A buffet breakfast will be available starting at 9:15 a.m. Eastern time, and the meeting will begin at 10:00 a.m. Officers and directors will be available for discussion before and after the meeting. After the short formal part of the meeting, there will be a business presentation and a question-and-answer period.

     Whether or not you plan to attend, we urge you to sign and return the enclosed proxy so that your shares will be represented at the meeting. If you change your mind about your proxy at the meeting, you can withdraw your proxy and vote in person.

     I look forward to seeing those of you who will be able to attend.

                                    Frank Manning
                                    President

                             ZOOM TECHNOLOGIES, INC.
                                207 South Street
                                Boston, MA 02111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Zoom Technologies, Inc. will be held on Friday, June 24, 2005 at 10:00 a.m., Eastern time, at Zoom's headquarters located at 207 South Street, Boston, Massachusetts 02111, for the following purposes:

1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected.

2. To consider and act upon a proposal to amend the Zoom Technologies, Inc. 1990 Stock Option Plan to increase the number of authorized shares reserved for issuance thereunder.

3. To transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 25, 2005 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Frank Manning
                                    President
Boston, Massachusetts
May 20,2005
--------------------------------------------------------------------------------
IMPORTANT: YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF ZOOM A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                  THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                             ZOOM TECHNOLOGIES, INC.

           PROXY STATEMENT FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 24, 2005

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the Board of Directors of Zoom Technologies, Inc. ("Zoom"), for use at the Annual Meeting of Stockholders to be held on Friday June 24, 2005 at 10:00 a.m. Eastern time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the headquarters of Zoom located at 207 South Street, Boston, Massachusetts 02111. This proxy statement, the accompanying Notice of the Annual Meeting, proxy card, and Zoom's Annual Report on Form 10-K for the year ending December 31, 2004 are first being mailed to stockholders on or about May 20, 2005.

Record Date, Stock Ownership and Voting

     Only stockholders of record at the close of business on April 25, 2005 are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on April 25, 2005 there were outstanding and entitled to vote 9,067,591 shares of common stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock. One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Annual Meeting in order to constitute the quorum necessary to take action at the Annual Meeting.

The five (5) nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected directors of Zoom. The affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote thereon is required to approve Proposal No. 2 relating to the amendment to the Zoom Technologies, Inc. 1990 Stock Option Plan, as amended (the "1990 Stock Option Plan").

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the effect of being cast against the proposal to amend the 1990 Stock Option
Plan, even though the stockholder so abstaining may intend a different interpretation. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted in the election of directors or on the proposal to amend the 1990 Stock Option Plan. Shares of Common Stock held of record by brokers who return a signed and dated proxy or comply with the voting instructions but who fail to vote on the election of directors or the proposal to amend the 1990 Stock Option Plan will be considered present at the Annual Meeting and will count toward the quorum but will have no affect on the proposal not voted.

Revocability of Proxies

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of Zoom at Zoom's headquarters, 207 South Street, Boston, Massachusetts 02111, by written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

     All costs of this solicitation of proxies will be borne by Zoom. Zoom may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of Zoom. No additional compensation will be paid for any such services.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     A board of five (5) directors is to be elected at the Annual Meeting. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the persons listed below for election as directors of Zoom. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

     Four of the five nominees are currently directors of Zoom. Mr. L. Lamont Gordon, a director since 1992, has notified Zoom that he will not stand for reelection and will resign as a Board of Director and from all Zoom committees, effective at the Annual Meeting. The Board of Directors has, at the recommendation of the Nominating Committee, nominated Joseph J. Donovan as the fifth nominee for Director. If Mr. Donovan is elected, it is expected that he will be appointed as an independent director to serve on Zoom's Audit, Compensation and Nomination Committees.

     In the event that any nominee cannot or will not serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each director elected will hold office until the next Annual Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Certificate of Incorporation of Zoom or he becomes disqualified to act as a director. The five (5) nominees who receive the greatest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected directors of Zoom.

Background of Nominees

Name                    Age   Principal                             Director
                              Occupation                            Since
----------------------------------------------------------------------------
Frank B. Manning        56    Chief Executive Officer,              1977
                                President and Chairman of the
                                Board of Zoom Technologies, Inc.
Peter R. Kramer         53    Executive Vice President and          1977
                                Director of Zoom Technologies, Inc.
Bernard Furman (1)      75    Consultant                            1991
J. Ronald Woods(1)      69    President of Rowood Capital Corp.     1991
Joseph J. Donovan       55    Director of Education Programs at
                                Suffolk University's Sawyer School
                                of Management                        --
--------------------------------------------------------------------------

(1) Current members of the Audit, Nominating and Compensation Committees.

     Frank B. Manning is a co-founder of Zoom and has been President, Chief Executive Officer and a Director of Zoom since May 1977, and Chairman of the Board since 1986. He earned his B.S., M.S. and Ph.D. degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. Mr. Manning was a director of Microtouch Systems, Inc., a Nasdaq-listed leader in touchscreen technology, from 1993 until its acquisition by 3M in 2001. Since 1998 Mr. Manning has served as a director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. Frank B. Manning is the brother of Terry Manning, Vice President of Sales and Marketing of Zoom.

     Peter R. Kramer is a co-founder of Zoom and has been Executive Vice President and a Director of Zoom since May 1977. He earned his B.A. degree in 1973 from SUNY Stony Brook and his M.F.A. degree from C.W. Post College in 1975.

     Bernard Furman has been a Director of Zoom since 1991. Mr. Furman, currently retired, has served as a consultant to various companies, including Timeplex, Inc. (formerly listed on the New York Stock Exchange), a world leader in large capacity multiplexer and network management products. He was a co-founder of Timeplex and served as its General Counsel and as member of its Board of Directors from its inception in 1969, and in 1984 also became Vice Chairman, Chief Administrative Officer and a member of the Executive Committee of the Board, holding all such positions until Timeplex was acquired by Unisys Corporation in 1988.

     J. Ronald Woods has been a Director of Zoom since 1991. Since November 2000 Mr. Woods has served as President of Rowood Capital Corp., a private investment Company. From June 1996 to November 2000, Mr. Woods served as Vice
President-Investments of Jascan, Inc., a private investment holding company. Prior to that, Mr. Woods served as Vice President-Investments of Conwest Exploration Corporation Ltd., a resource holding company based in Toronto from 1987 to June 1996. He also served as a director, major shareholder and head of research and corporate finance for Merit Investment Corporation, a stock brokerage firm, from 1972 through 1987, and served as the President of Merit Investment Corporation from 1984 through 1987. He is a former Governor of the Toronto Stock Exchange and is currently a director of Regal Energy Corp., Luke Energy Ltd., and Virtus Energy Ltd.

     Joseph J. Donovan is a new nominee to the Board of Directors. Since March 2004 Mr. Donovan has served as the Director of Education Programs of Suffolk University's Sawyer School of Management on the Dean College campus, and he is responsible for the administration of undergraduate and graduate course offerings at Dean College. Mr. Donovan also serves as an adjunct faculty member at Suffolk University's Sawyer School of Management. He teaches Money and Capital Markets, Managerial Economics, and Managerial Finance in the Graduate School of Business Administration. Mr. Donovan served as the Director of Emerging Technology Development for the Commonwealth of Massachusetts' Office of Emerging Technology from January 1993 through October 2004. Mr. Donovan also served as a director of the Massachusetts Technology Development Corporation, the Massachusetts Emerging Technology Development Fund, and the Massachusetts Community Development Corporation. He received a Bachelor of Arts in Economics and History from St. Anselm College in Manchester, N.H. and a Master's Degree in Economics and Business from the University of Nebraska.

Board of Directors' Meetings and Committees

     The Board of Directors held seven (7) meetings during the year ending December 31, 2004. Each current director attended at least 75% of the meetings of the Board of Directors and each Committee on which they served, other than Mr. Lamont Gordon. All of Zoom's directors are encouraged to attend Zoom's annual meeting of stockholders. All of Zoom's directors who were serving at the time were in attendance at Zoom's 2004 Annual Meeting.

     Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee. During 2004, Messrs. Furman, Gordon and Woods served as the members of each of these Committees.

     Board Independence. The Board of Directors has reviewed the qualifications of Messrs. Furman, Gordon and Woods and has determined that each individual is "independent" as such term is defined under the current listing standards of the Nasdaq Stock Market. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act, as amended. If elected as a director, it is expected that Mr. Joseph Donovan will be appointed to serve on the Audit, Compensation and Nomination Committees. The Board of Directors has reviewed Mr. Donovan's qualifications and has determined that he would be "independent" under applicable SEC rules and Nasdaq listing standards.

     Audit Committee. Messrs. Furman, Gordon and Woods are currently the members of the Audit Committee. The Board of Directors has determined that Mr. Woods qualifies as an "audit committee financial expert", as defined by applicable SEC rules.

     The Audit Committee operates under a written charter adopted by the Board of Directors, which is publicly available on Zoom's website at www.zoom.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of
(i) Zoom's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of Zoom's independent registered public accounting firm. The Audit Committee is also responsible for the establishment of "whistle-blowing" procedures, and the oversight of certain other compliance matters. The Audit Committee held six (6) meetings during 2004. See "Audit Committee Report" below.

     Compensation Committee. Messrs. Furman, Gordon and Woods are currently the members of Zoom's Compensation Committee. The primary functions of the Compensation Committee include (i) reviewing and approving Zoom's executive compensation, (ii) reviewing the recommendations of the Chief Executive Officer regarding the compensation of senior officers, (iii) evaluating the performance of the Chief Executive Officer, and (iv) overseeing the administration of, and the approval of grants of stock options and other equity awarded under Zoom's stock option plans. A copy of the Compensation Committee's written charter is publicly available on Zoom's website at www.zoom.com. The Compensation Committee held one (1) meeting during 2004.

     Nominating Committee. Messrs. Furman, Gordon and Woods are currently the members of Zoom's Nominating Committee. The primary functions of the Nominating Committee are to (i) identify, review and evaluate candidates to serve as directors of Zoom, and (ii) make recommendations to the Board of candidates for all directorships to be filled by the stockholders or the Board.

     The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2006 Annual Meeting of Stockholders, it must follow the procedures described in "Deadline for Receipt of Stockholder Proposals and Recommendations for Director."

     A copy of the Nominating Committee's written charter is publicly available on Zoom's website at www.zoom.com. The Nominating Committee held one (1) meeting during 2004.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management Zoom's audited consolidated financial statements for the year ended December 31, 2004. The Audit Committee has also discussed with KPMG LLP, Zoom's independent registered public accounting firm, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. As required by Independence Standards Board Standard No. 1, as amended, "Independence Discussion with Audit Committees," the Audit Committee has received and reviewed the required written disclosures and a confirming letter from KPMG LLP regarding their independence, and has discussed the matter with KPMG.

     Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Zoom's audited consolidated financial statements for 2004 be included in Zoom's Annual Report on Form 10-K for the year ended December 31, 2004.
--------------------------------------------------------------------------------
                                        Audit Committee:
                                        Bernard Furman
                                        L. Lamont Gordon
                                        J. Ronald Woods
--------------------------------------------------------------------------------
Directors' Compensation

     Each non-employee director of Zoom receives a fee of $500 per quarter plus a fee of $500 for each meeting at which the director is personally present. Travel and lodging expenses are also reimbursed.

     Each non-employee director of Zoom is also granted stock options under Zoom's 1991 Directors Stock Option Plan, as amended (the "Directors Plan"). Currently, the non-employee directors of Zoom are Bernard Furman, L. Lamont Gordon and J. Ronald Woods.

     The Directors Plan provides in the aggregate that 450,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors Plan. Each non-employee director automatically receives an option to purchase 12,000 shares of Common Stock on January 10 and July 10 of each year. The exercise price for the options granted under the Directors Plan is the fair market value of the Common Stock on the date the option is granted. During 2004, Messrs. Furman, Woods and Gordon each received options to purchase 24,000 shares of Common Stock under the Directors Plan at an average exercise price of $3.81 per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of April 8, 2005, by (i) each person who is known by Zoom to own beneficially more than five percent (5%) of Zoom's Common Stock, (ii) each of Zoom's directors and nominees for director and each Named Executive Officer listed below in the Summary Compensation Table under the heading "Executive Compensation", and (iii) all of Zoom's current directors and executive officers as a group. On April 8, 2005, there were 9,056,591 issued and outstanding shares of Zoom's Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name                                  Number of Shares        % of Common Stock
                                     Beneficially Owned
                                      on April 8, 2005
---------------------------------- ------------------------ --------------------
Frank B. Manning(1) (2)                    750,346                    8.2%
c/o Zoom Technologies, Inc.
207 South Street
Boston, MA 02111

Peter R. Kramer(3)                         625,978                    6.8%
c/o Zoom Technologies, Inc.
207 South Street
Boston, MA 02111

Bernard Furman(4)                           76,000                      *
L. Lamont Gordon(5)                         25,000                      *
J. Ronald Woods(6)                          41,000                      *
Joseph J. Donovan                                                       *
Robert A. Crist(7)                          30,000                      *
Deena M. Randall(8)                         26,000                      *
Terry Manning (2)(9)                       128,710                    1.4%
All current Directors and                1,718,034                   18.1%
Executive Officers as a group
(9 persons)(10)
---------------------------------- ------------------------ --------------------
*Less than one percent of shares outstanding.
(1) Includes 124,100 shares that Mr. Frank Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2005. Includes 3,368 shares held by Mr. Frank Manning's daughter, as to which he disclaims beneficial ownership.
(2)  Terry Manning and Frank B. Manning are brothers.
(3) Includes 120,000 shares that Mr. Kramer has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2005.
(4) Includes 36,000 shares the Mr. Furman has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2005.
(5) Includes 24,000 shares the Mr. Gordon has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2005.
(6) Includes 36,000 shares that Mr. Woods has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2005.
(7) Includes 20,000 shares that Mr. Crist has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2005.
(8) Includes 26,000 shares that Ms. Randall has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2005.
(9) Includes 32,000 shares that Mr. Terry Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2005.
(10) Includes an aggregate of 418,100 shares that the current directors and Named Executive Officers listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 25, 2005. Also includes an additional 15,000 shares that executive officers not listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2005.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table shows, for the years ending December 31, 2004, 2003 and 2002, the compensation of each person who served as Chief Executive Officer and the four most highly compensated executive officers of Zoom whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to Zoom during the last completed year (the "Named Executive Officers").

                                                                           Long Term Compensation Awards
                                       -------Annual Compensation-------   Securities
Name and                                                    Other Annual   Underlying     All Other
Principal Position          Year End   Salary      Bonus    Compensation   Options (#)    Compensation(2)
---------------------------------------------------------------------------------------------------------
Frank B. Manning,           12/31/04   $129,272    -0-          -0-            -0-        $1,700
Chief Executive Officer,    12/31/03   $129,272    -0-          -0-          100,000      $1,700
President and Chairman      12/31/02   $131,758    -0-          -0-          100,000      $  218
of the Board

Peter R. Kramer,            12/31/04   $129,272    -0-          -0-            -0-        $  909
Executive Vice President    12/31/03   $129,272    -0-          -0-           80,000      $  909
and Director                12/31/02   $131,758    -0-          -0-           80,000      $  218

Robert A. Crist,            12/31/04   $147,264    -0-        $4,080(1)        -0-        $  770
Vice President of Finance   12/31/03   $147,264    -0-        $4,080(1)       40,000      $  770
and Chief Financial         12/31/02   $150,096    -0-        $4,080(1)       40,000      $  501
Officer

Deena M. Randall,           12/31/04   $128,336    -0-          -0-            -0-        $  216
Vice President of           12/31/03   $128,336    -0-          -0-           40,000      $  216
Operations                  12/31/02   $130,804    -0-          -0-           40,000      $  141

Terry Manning,              12/31/04   $123,500    -0-          -0-            -0-        $  202
Vice President of           12/31/03   $123,500    -0-          -0-           30,000      $  202
Sales and Marketing         12/31/02   $125,875    -0-          -0-           35,000      $  202
---------------------------------------------------------------------------------------------------------

(1)  Consists solely of amounts paid for parking expenses.
(2) Consists of insurance premiums paid by Zoom for the term life insurance policy for the benefit of the Named Executive Officer.

Option Grants in Last Fiscal Year

     There were no options granted to any Named Executive Officer in 2004.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the year ended December 31, 2004 and unexercised options held as of December 31, 2004.

                               AGGREGATED OPTION EXERCISES IN 2004
                                  AND 12/31/2004 OPTION VALUES

                       Shares                Number of Securities       Value of Unexercised
                      Acquired    Value     Underlying Unexercised      In-the-Money Options
                         On      Realized    Options at 12/31/2004         at 12/31/2004 (1)
Name                  Exercise   In 2004  Exercisable Unexercisable  Exercisable Unexercisable
-----------------------------------------------------------------------------------------------
Frank B. Manning      200,000    $230,544  150,000       50,000       $308,000    $ 71,000
Peter R. Kramer       150,000    $ 49,827  120,000       40,000       $246,400    $ 56,800
Robert A. Crist        98,000    $146,677   20,000       20,000       $ 28,400    $ 28,400
Deena M. Randall       88,000    $145,114   38,000       20,000       $ 71,060    $ 28,400
Terry Manning          60,000    $ 62,678   50,000       15,000       $104,250    $ 21,300
-----------------------------------------------------------------------------------------------

(1) Based upon the $3.37 closing price of Zoom's Common Stock on December 31, 2004 on the Nasdaq National Market.

     Options to purchase Zoom's Common Stock have been granted to executive officers and other employees of Zoom under Zoom's 1990 Stock Option Plan. Options to purchase Zoom's Common Stock may also be granted to employees who are neither officers nor directors of Zoom under Zoom's 1998 Employee Equity Incentive Plan, as amended (the "1998 Equity Incentive Plan"). The 1990 Stock Option Plan and the 1998 Plan are each administered by the Compensation Committee of the Board of Directors. In addition, from time to time, the Board of Directors has authorized Mr. Manning to award a limited number of options under the 1998 Equity Incentive Plan throughout the year. For a more detailed description of the 1990 Stock Option Plan, please see Proposal No. 2 below.

Insider Participation in Compensation Decisions

     Decisions regarding executive compensation are made by the Compensation Committee. The Compensation Committee, currently consisting of Messrs. Furman, Gordon and Woods, is also responsible for administering the 1990 Stock Option Plan and the 1998 Equity Incentive Plan, including determining the individuals to whom stock options are awarded, the terms upon which option grants are made, and the number of shares subject to each option granted under the 1990 Stock Option Plan and the 1998 Equity Incentive Plan. No member of the Compensation Committee is a former or current officer or employee of Zoom. Mr. Manning and Mr. Kramer, both of whom are executive officers and directors of Zoom, made recommendations to the Compensation Committee regarding the granting of stock options and participated in deliberations of the Compensation Committee concerning executive officer compensation. Neither Mr. Manning nor Mr. Kramer participated in any vote establishing their compensation.

Compensation Committee Report on Executive Compensation

     The  primary  objectives  of  the  Compensation   Committee  in  developing
executive compensation policies are to enhance the performance of Zoom by closely aligning the financial interests of Zoom's executive officers with those of its stockholders and to attract and retain key executives important to the long-term success of Zoom. To effect these objectives, Zoom pays its executive officers what the Compensation Committee believes to be relatively low cash compensation while providing those officers with performance-based long-term incentive compensation and the opportunity to build an ownership interest in Zoom through the granting of stock options. None of Zoom's executive officers received a bonus for 2004. Any future bonuses will be determined by the Compensation Committee, based on their subjective determination and the future performance of Zoom.

     Frank B. Manning, Zoom's Chief Executive Officer, received cash compensation for the year ending December 31, 2004, in the amount of $129,272. The Compensation Committee has not conducted any surveys of salaries of executive officers, but based upon its experience believes that the cash compensation of its executive officers, including the compensation received by Mr. Manning, is low compared to the cash compensation of comparable executive officers in similarly situated companies. The low level of compensation of Mr. Manning reflects Mr. Manning's request to limit his cash compensation in favor of stock options. Mr. Manning was not granted any additional stock options during 2004.

--------------------------------------------------------------------------------
                                          Compensation Committee:
                                          Bernard Furman
                                          L. Lamont Gordon
                                          J. Ronald Woods
--------------------------------------------------------------------------------
Performance Graph

     The following graph compares the annual change in Zoom's cumulative total stockholder return for the five (5) year period from December 31, 1999 through December 31, 2004, based upon the market price of Zoom's Common Stock, with the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Information Technology Composite Index for that period.

Total Return Comparison
Return Among:                12/31/99  12/31/00  12/31/01 12/31/02  12/31/03  12/31/04
---------------------------------------------------------------------------------------
Information Technology        100.00     59.12     43.75    27.31     40.02     40.88
S&P 500                       100.00     89.86     78.14    59.88     75.68     82.49
ZOOM                          100.00     37.22     15.41     8.41     43.73     39.94
---------------------------------------------------------------------------------------

     The Performance Graph assumes the investment of $100 on December 31, 1999 in Zoom's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Information Technology Composite Index, and the reinvestment of any and all dividends.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom directors and officers, as well as any person holding more than ten percent (10%) of Zoom's Common Stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. Specific filing deadlines of these reports have been established and Zoom is required to disclose in this proxy statement any failure to file by these dates during the year ending December 31, 2004. Based on a review of such reports, and on written representations from reporting persons, Zoom believes that all Section 16(a) filing requirements were complied with during 2004, except as follows: one transaction was inadvertently reported one day late on behalf of each of Messrs Furman, Woods and Gordon, each transaction involving a stock option granted to such persons on July 10, 2004 under Zoom's 1991 Directors Stock Option Plan.

                                 PROPOSAL NO. 2

                  PROPOSAL TO AMEND THE ZOOM TECHNOLOGIES, INC.
                             1990 STOCK OPTION PLAN

     In March 2005 Zoom's Board of Directors approved, subject to stockholder approval, an amendment to the Zoom Technologies, Inc. 1990 Stock Option Plan as amended (the "1990 Stock Option Plan") to increase the number of shares reserved for issuance under the 1990 Stock Option Plan from 2,800,000 to 3,300,000 shares. As of April 8, 2005 there are 900,646 shares remaining available for issuance under the 1990 Stock Option Plan, of which 492,100 shares are subject to currently outstanding stock options.

     If the amendment is approved by the  stockholders,  the second paragraph of
Section 5 of the 1990 Stock Option Plan would be deleted in its entirety and replaced with the following:

     The aggregate number of Shares for which Options may be granted shall not exceed 3,300,000 Shares, but in no event shall the aggregate number of Shares under the Plan that may be subject, from time to time, to outstanding options granted to any one Employee exceed 5% of the Shares of the Company then outstanding.

Purpose of Plan

     The purpose of the 1990 Stock Option Plan is to establish a plan to advance the interests of Zoom by encouraging equity participation in Zoom by directors (excluding non-employee directors), officers and employees of Zoom through the acquisition of shares of Common Stock upon the exercise of options granted under the 1990 Stock Option Plan.

General Provisions

     Any individuals in the full-time or part-time employment of Zoom or an affiliate of Zoom including Board members who are also employees, consultants and any other individuals the Board deems to be an employee, is eligible to receive options under the 1990 Stock Option Plan. As of April 8, 2005, there were approximately 144 persons eligible to participate in the 1990 Stock Option Plan.

     The 1990 Stock Option Plan is currently administered by the Compensation Committee, which is a committee consisting of three independent directors designated by the Board of Directors. The members of the Compensation Committee are not eligible to receive options under the 1990 Stock Option Plan. The Compensation Committee determines the persons to whom stock options are granted, the number of shares covered by the options, the term of any option and the time during which any option is exercisable. The 1990 Stock Option Plan provides that the number of shares of Common Stock of Zoom that may be subject, from time to time, to outstanding options granted to any one employee shall not exceed five percent (5%) of the outstanding shares of Zoom.

     The options granted under the 1990 Stock Option Plan may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant. In order to assist an optionee in the acquisition of shares of Common Stock pursuant to the exercise of an option granted under the 1990 Stock Option Plan, the Compensation Committee may authorize payment of the exercise price in cash, by delivery of shares of Common Stock having a fair market value equal to the purchase price of the shares, or a combination of cash and shares of Common Stock.

     Subject to the earlier termination of an option in the event of termination, death or disability, as described below, the Compensation Committee may, in its sole discretion, at the time of the grant of an option, specify a particular time period during which the optionee must exercise its option and the number of options which may be exercised during such designated time period; provided, however, that no option may expire more than ten (10) years from the date of grant.

     In the event an option holder ceases to be an eligible employee of Zoom for any reason other than death or disability, the holder's options will terminate one month following the date of cessation. If an option holder ceases to be an eligible employee of Zoom as a result of death or disability, the holder's options will terminate upon the earlier to occur of (i) the passage of sixty
(60) days after the grant of probate of the holder's will or letters of administration in the case of the death of the holder or (ii) one year after the date of the holder's death or disability.

     Currently the 1990 Stock Option Plan is scheduled to expire on March 31, 2008.

     In the event that any option granted under the 1990 Stock Option Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such option shall be available for subsequent option grants.

     As of April 8, 2005 options to purchase an aggregate of 492,100 shares of Common Stock (net of terminations) were outstanding under the 1990 Plan, including those set forth below:

Name                                   Number of Shares             Average Exercise Price
                                  Subject to Options Granted
Frank B. Manning                            174,100                         $1.48
Peter R. Kramer                             160,000                         $1.48
Robert A. Crist                              40,000                         $1.48
Deena M. Randall                             46,000                         $1.48
Terry Manning                                47,000                         $1.48
All current executive officers              492,100                         $1.48
as a group ([6] persons)
All current employees who are
not executive officers, as a group                0

     No options have been or will be granted under the 1990 Stock Option Plan to any director or associate thereof who is not an executive officer of Zoom. No options have been or will be granted under the 1990 Stock Option Plan to any associate of an executive officer.

     On April 8, 2005 the closing price of Zoom's Common Stock on the Nasdaq Stock Market's SmallCap Market was $2.80 per share.

     Options granted under the 1990 Stock Option Plan may not be transferred.

     The Compensation Committee may amend, alter, suspend or discontinue the 1990 Stock Option Plan; provided, however, that the Compensation Committee may not without stockholder approval make any alteration that would materially increase the benefits to participants under the l990 Stock Option Plan, including any amendment which (i)increases the number of shares of Common Stock for which options may be granted; (ii)reduces the option price of any option;
(iii) alters the eligibility provisions of the 1990 Stock Option Plan, or (iv) changes the expiration date of the 1990 Stock Option Plan.

Federal Tax Consequences of the 1990 Stock Option Plan

     The following general discussion of the federal income tax consequences of the issuance and exercise of options granted under the 1990 Stock Option Plan is based upon the provisions of the Internal Revenue Code as in effect on the date hereof, current, promulgated and proposed regulations thereunder, existing administrative rulings and pronouncements of the Internal Revenue Service, and judicial decisions, all of which are subject to change (perhaps with retroactive effect). This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 1990 Stock Option Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each option holder should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The 1990 Stock Option Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     The recipient of a stock option under the 1990 Stock Option Plan will not recognize any taxable income upon the grant of an option under the 1990 Stock Option Plan. Generally, an option holder recognizes ordinary taxable income at the time an option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. However, participants in the 1990 Stock Option Plan, generally will be subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)") upon the sale of their shares of Common Stock and this may affect their tax liability. In the case of exercise of an option by someone whose sale of shares of Common Stock would subject him to liability under
Section 16(b), recognition of income by the option holder may be postponed. The rules under Section 16(b) were revised after the Treasury Regulations promulgated under the Code were adopted, and the regulations have not yet been amended to conform with the revised rules under Section 16(b). However, it is generally anticipated that the date of recognition (the "Recognition Date") will be postponed to the earlier of (i) six months after the date the option was granted, or (ii) the first day on which the sale of the shares would not subject the individual to liability under Section 16(b). It is possible that the six month period will instead run from the option holder's most recent grant or purchase of Common Stock prior to the exercise of his option. The option holder will generally recognize ordinary taxable income on the Recognition Date in an amount equal to the excess of the fair market value of the shares of Common Stock at that time over the option exercise price. Despite the general rule, in the case of recipients subject to Section 16(b) (if the Recognition Date is after the date of exercise), the option holder may make an election pursuant to
Section 83(b) of the Code, in which case the option holder will recognize ordinary taxable income at the time the stock option is exercised and not on the later date. In order to be effective, the Section 83(b) election must be made and filed with Zoom and the IRS within 30 days after exercise.

     Zoom will generally be entitled to a compensation deduction for federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided it reports the income on a W-2 or Form 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

     When an option holder subsequently disposes of the shares of Common Stock received upon exercise of an option, he will recognize capital gain or loss equal to the difference between the amount realized and the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the option. Any such capital gain or loss would be long term if the holding period for the shares is more than twelve months. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

     An option holder who pays the exercise price, in whole or in part, by delivering shares of Common Stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis of the shares received will be equal to the basis of the shares surrendered. The basis of shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

Vote Required to Approve the Amendment to the 1990 Stock Option Plan

     The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting, is required to approve the proposal to amend the 1990 Stock Option Plan. Proxies will be voted in favor of the action unless otherwise instructed by the stockholders.

The Board of Directors recommends a vote FOR the approval of Proposal No. 2, the amendment to the Zoom Technologies, Inc. 1990 Stock Option Plan.

Equity Compensation Plan Information

     Zoom maintains a number of equity compensation plans for its employees, officers, directors and others whose efforts contribute to Zoom's success. The table below sets forth certain information as of Zoom's fiscal year ended December 31, 2004 regarding the shares of its common stock available for grant or granted under stock option plans that (i) were approved by Zoom's stockholders, and (ii) were not approved by Zoom's stockholders.

                                                                                             Number Of Securities
                                     Number Of Securities                                   Remaining Available For
                                       To Be Issued Upon    Weighted-Average Exercise    Future Issuance Under Equity
                                          Exercise Of         Price Of Outstanding      Compensation Plans (excluding
                                     Outstanding Options,           Options,               securities reflected in
Plan Category                         Warrants And Rights      Warrants And Rights                  column a)
-------------                         -------------------   -------------------------   -----------------------------
                                          (column a)
                                          ----------
Equity compensation plans                   664,000                  $1.7500                        646,646
approved by security holders(1)

Equity compensation plans                   391,075                  $1.9131                        421,575
not approved by security holders(2)
-----------------------------------   -------------------   -------------------------   -----------------------------
Total                                     1,055,075                  $1.8105                      1,068,221

(1) Includes the following plans: Zoom Technologies, Inc. 1990 Stock Option Plan and Zoom Technologies, Inc. 1991 Directors Stock Option Plan, each as amended.
(2) Includes the Zoom Technologies, Inc. 1998 Employee Equity Incentive Plan, as amended (the "1998 Equity Incentive Plan"). The purposes of the 1998 Equity Incentive Plan , adopted by the Board of Directors in 1998, are to attract and retain employees and provide an incentive for them to assist Zoom in achieving its long-range performance goals, and to enable such employees to participate in Zoom's long-term growth. In general, under the 1998 Equity Incentive Plan, all employees who are not officers or directors are eligible to participate in the 1998 Equity Incentive Plan. The 1998 Equity Incentive Plan is currently administered by the Compensation
     Committee  of the  Board of  Directors.  Participants  in the  1998  Equity
     Incentive Plan are eligible to receive non-qualified stock options at an option price determined by the Compensation Committee. All stock options granted under the 1998 Plan have been granted for at least the fair market value on the date of grant. A total of 1,200,000 shares of Zoom's common stock have been authorized for issuance under the 1998 Equity Incentive Plan.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has appointed KPMG LLP as its independent registered public accounting firm, to audit the consolidated financial statements of Zoom for the year ending December 31, 2005. A representative of KPMG LLP will be present at the meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

Principal Accountant Fees and Services

     The following table summarizes the fees of KPMG LLP, the Company's independent registered public accounting firm, billed to Zoom for each of the last two years for audit services and billed to Zoom in each of the last two years for other services:

FEE CATEGORY                                   2004              2003
------------                                   ----              ----
Audit fees (1)..................            $ 125,291         $ 108,804
Audit-related fees (2)..........               38,784                 -
                                            ---------         ---------
Audit and audit related fees....            $ 164,075         $ 108,804
Tax fees (3)....................            $  23,340         $  26,500
All other fees (4)..............                    -                 -
                                            ---------         ---------
Total fees......................            $ 187,415         $ 135,304
                                            =========         =========

(1) Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory filings and engagements.
(2) Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees" and acquisition-related fees for a non-consummated acquisition transaction.
(3) Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. In 2004 and 2003, these services were comprised primarily of services for federal, state and international tax compliance.
(4) All Other Fees. Consists of fees for products and services other than the services reported above. During 2004 and 2003, no such services were provided.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis.

                                 Code of Ethics

     Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, Zoom has adopted a Code of Ethics for Senior Financial Officers that applies to Zoom's principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. Zoom's Code of Ethics for Senior Financial Officers is publicly available on its website at www.zoom.com. If Zoom makes any amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to Zoom's principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, Zoom will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a current report on Form 8-K.

 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR

     Stockholder proposals for inclusion in Zoom's proxy materials for Zoom's 2006 Annual Meeting of Stockholders must be received by Zoom no later than January 20, 2006. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

     Stockholders who wish to make a proposal at Zoom's 2006 Annual Meeting - other than one that will be included in Zoom's proxy materials - should notify Zoom no later than April 5, 2006. If a stockholder who wishes to present such a proposal fails to notify Zoom by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

     Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at Zoom's 2006 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Secretary, Zoom Technologies, Inc., 207 South Street, Boston, Massachusetts 02111. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in Zoom's Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee's charter, a copy of which is publicly available on Zoom's website at www.zoom.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Zoom's Common Stock for at least one year. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating Committee's Charter or in Zoom's Bylaws.

                           STOCKHOLDER COMMUNICATIONS

     Any stockholder wishing to communicate with any of Zoom's directors regarding Zoom may write to the director, c/o Investor Relations, Zoom
Technologies, Inc., 207 South Street, Boston, Massachusetts 02111. Investor Relations will forward these communications directly to the director(s).

                                  OTHER MATTERS

     The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting other than described in this proxy statement. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

     To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report on Executive Compensation," "Audit Committee Report" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                           ANNUAL REPORT ON FORM 10-K

     Copies of Zoom's Annual Report on Form 10-K for the year ending December 31, 2004, as filed with the Securities and Exchange Commission, are provided herewith and available to stockholders without charge upon written request addressed to Zoom Technologies, Inc., 207 South Street, Boston, Massachusetts 02111, Attention: Investor Relations.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                         By order of the Board of Directors
                                         /s/ Frank Manning, President

Boston, Massachusetts
May 20, 2005

                             ZOOM TECHNOLOGIES, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 24, 2005


The undersigned stockholder of ZOOM TECHNOLOGIES, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 20, 2005, and hereby appoints Frank
B. Manning and Robert A. Crist, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 207 South Street, Boston, Massachusetts 02111, on Friday, June 24, 2005, at 10:00 A.M. Eastern Time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR THE PROPOSAL TO AMEND THE 1990 STOCK OPTION PLAN.

                       ---------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS AND FOR THE PROPOSAL TO AMEND THE 1990 STOCK OPTION PLAN.

1. ELECTION OF DIRECTORS:

     [ ] FOR ALL NOMINEES (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY (to vote for all nominees)

Nominees: FRANK B. MANNING, PETER R. KRAMER, BERNARD FURMAN, JOSEPH J. DONOVAN, AND J. RONALD WOODS

   Vote withheld from the following Nominee(s):
                                                --------------------------------

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.

2. TO AMEND THE COMPANY'S 1990 STOCK OPTION PLAN AS DESCRIBED IN THE PROXY STATEMENT.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

                                    Mark here for               [ ]
                                    address change and
                                    note at left


SIGNATURES   SHOULD  BE  THE  SAME  AS  THE  NAME  PRINTED  HEREON.   EXECUTORS,
ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS, AND OFFICERS OF CORPORATIONS SHOULD ADD THEIR TITLES WHEN SIGNING.

SIGNATURE:                           DATE:
          -------------------------       -------------------

SIGNATURE:                           DATE:
          -------------------------       -------------------